SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

Definitive additional materials

Soliciting material pursuant to Rule 14a-12

Virtus Insight Trust

Registration Nos. 811-07447 and 033-64915

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Virtus Mutual Funds P.O. Box 9874 Providence, RI 02940-8074	Toll Free 800-243-1574 Virtus.com

April     , 2012

Dear Shareholder:

Virtus Short/Intermediate Bond Fund and Virtus Tax-Exempt Bond Fund (each a “Fund” and together the “Funds”), each a series of Virtus Insight Trust (the “Trust”), will hold a special meeting of shareholders at 2:00 p.m. Eastern time, on May 15, 2012, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). The close of business on April 2, 2012 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting.

I encourage you to take the time to read the enclosed proxy statement and vote your shares. Your vote is vital to the outcome of the proposal being presented by the Board of Trustees of the Trust.

Shareholders of the Funds are being asked to appoint a new subadviser to the Funds by approving a new Subadvisory Agreement between Virtus Investment Advisers, Inc., the Funds’ investment adviser, and Newfleet Asset Management, LLC. Details about the proposal are included in the enclosed Proxy Statement, which also provides information about the voting process and the shareholder meeting.

The Board of Trustees has carefully assessed the proposal, and unanimously recommends that shareholders vote FOR the proposal. To confirm the Board’s recommendation, please vote FOR the proposal using one of the voting methods described on the enclosed proxy card.

YOUR VOTE COUNTS AND DELAYING TO VOTE CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY—ONLINE, BY TELEPHONE OR BY MAIL—BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call (800) 243-1574 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

Mutual Funds distributed by VP Distributors, LLC

VIRTUS INSIGHT TRUST

Virtus Short/Intermediate Bond Fund

Virtus Tax-Exempt Bond Fund

P.O. Box 9874

Providence, RI 02940-8074

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on May 15, 2012

To the Shareholders of Virtus Short/Intermediate Bond Fund and Virtus Tax-Exempt Bond Fund:

NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of Virtus Short/Intermediate Bond Fund and Virtus Tax-Exempt Bond Fund (each a “Fund” and together the “Funds”), each a series of Virtus Insight Trust (the “Trust”), a Massachusetts business trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, CT 06103, on May 15, 2012 at 2:00 p.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purposes:

1.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. (“VIA”), and Newfleet Asset Management, LLC (the “Subadviser”) with regard to each Fund. Shareholders of each Fund will vote on this proposal separately.

2.	To transact any other business that may properly come before the Meeting.

The Board of Trustees has fixed the close of business on April 2, 2012 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

•	Through the Internet—log on at the Internet address provided on the proxy card

•	By telephone—call the toll-free number listed on the proxy card

•	By mail—using the enclosed Proxy Card(s) and postage paid envelope

•	In Person—at the Special Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

By order of the Board of Trustees

Kevin J. Carr
Title: Secretary
Virtus Insight Trust

            , 2012

Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards, if mailing, are set forth immediately follow this notice. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

VIRTUS INSIGHT TRUST

Virtus Short/Intermediate Bond Fund

Virtus Tax-Exempt Bond Fund

P.O. Box 9874

Providence, RI 02940-8074

(800) 243-1574

SPECIAL MEETING OF SHAREHOLDERS

To be held on May 15, 2012

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Virtus Short/Intermediate Bond Fund and Virtus Tax-Exempt Bond Fund (each a “Fund” and together the “Funds”), each a series of Virtus Insight Trust (the “Trust”). The proxies will be used at the special meeting of shareholders to be held at 100 Pearl Street, Hartford, CT 06103 on May 15, 2012 at 2:00 p.m. (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held at the offices of Virtus Investment Partners, Inc. (“Virtus”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about April 16, 2012 or as soon as practicable thereafter. The close of business on April 2, 2012 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Approval of each matter by the shareholders of one Fund is not contingent on approval of the matter by shareholders of the other Fund. On the Record Date the following shares were outstanding, representing the following number of votes for each Fund:

Virtus Short/Intermediate Bond Fund	Class A
Class C
Class I
Virtus Tax-Exempt Bond Fund	Class A
Class C
Class I

A copy of each Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at www.virtus.com, by calling

800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. Computershare Fund Services, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $1,000-2,000 for Short/Intermediate Bond Fund and approximately $4,000-8,400 for Tax-Exempt Bond Fund. The costs associated with this Proxy Statement will be borne by the Funds.

Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

Thirty-three and one-third percent (33 1/3%) of the outstanding shares of each Fund must be present in person or by proxy to constitute a quorum for the transaction of business for that Fund. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on a proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but such proxy is not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For all of the proposals contained in this Proxy Statement, abstentions and “broker non-votes” are treated as shares that are present for purposes of

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determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a “no” or “against” vote.

Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund’s interest in the matter differs from the interest of the other Fund. Proposal 1 will be voted on by shareholders of the Funds voting separately at the Fund level.

BOARD OF TRUSTEES RECOMMENDATION

The Board of Trustees met on February 29, 2012 to discuss the proposal contained in this Proxy Statement. The Board voted unanimously to approve the proposal. The Board of Trustees recommends that you vote “FOR” the proposal contained in this Proxy Statement.

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PROPOSAL 1: APPROVAL OF THE SUBADVISORY AGREEMENT

WITH NEWFLEET ASSET MANAGEMENT, LLC

Introduction

Virtus Investment Advisers, Inc. (“VIA”) has acted as investment adviser to the Funds since May 18, 2006, pursuant to an investment advisory agreement between VIA and the Trust as of that date, as amended. Harris Investment Management, Inc. (“Harris”) was appointed as investment subadviser to the Funds as of May 18, 2006, pursuant to a subadvisory agreement as of that date, between VIA and Harris, last approved by the shareholders of the Fund on May 11, 2006. The Board, including a majority of the independent Trustees, last renewed the investment advisory agreement (the “Advisory Agreement”) between VIA and the Funds, and the investment subadvisory agreement (the “Previous Subadvisory Agreement”) between VIA and Harris, at a meeting held on November 16, 2011.

In the role of Adviser to the Funds, VIA regularly monitors the performance of the subadviser, and has the responsibility to recommend to the Board of Trustees of the Trust the hiring, termination and replacement of subadvisers. After reviewing recent changes to the Funds’ portfolio management team by Harris, the Adviser recommended to the Board of Trustees of the Trust that Harris be replaced by Newfleet Asset Management, LLC (the “Subadviser”), which has a proven history in its management of fixed income investments.

At a meeting of the Board of Trustees of the Trust held on February 29, 2012, the Trustees (including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Disinterested Trustees”)) approved and recommended for shareholder approval an investment subadvisory agreement between VIA and the Subadviser, with respect to each of the Funds (the “Subadvisory Agreement”). In connection with the recommendation to appoint the Subadviser pursuant to the Subadvisory Agreement, the Board of Trustees also approved the termination of the Previous Subadvisory Agreement as of the effective date of the Subadvisory Agreement. If approved by the shareholders, the Subadvisory Agreement will become effective for each of the Funds on or about May 18, 2012, or as soon as practicable thereafter. As discussed below, the Subadvisory Agreement is substantially similar to the Previous Subadvisory Agreement, except for the subadviser, the subadvisory fee, the notice requirement for termination, and the effective date and term of the Agreement. As with the Previous Subadvisory Agreement, the Funds do not pay the subadvisory fee under the Subadvisory Agreement. The Advisory Agreement between the Trust and VIA relating to the Funds remains in effect and the fees payable to the Adviser by the Funds under the Advisory Agreement will not change. The Subadvisory Agreement must be

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separately approved by shareholders of each Fund. Approval and execution by one Fund is not dependent on approval and execution by the other Fund.

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect until December 31, 2007 and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Disinterested Trustees, specifically approved its continuance at least annually. The Previous Subadvisory Agreement would be subject to termination by VIA or the Subadviser upon 60 days’ written notice and would terminate automatically in the event of its assignment.

The Previous Subadvisory Agreement obligated Harris to: (i) make investment decisions on behalf of each Fund; (ii) place all orders for the purchase and sale of investments for a Fund with brokers or dealers selected by Harris; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by each Fund; and (iv) perform certain limited related administrative functions in connection therewith.

The Previous Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of Harris, Harris would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, the Adviser paid a subadvisory fee to Harris, consisting of a monthly fee computed at 0.305% and 0.255% of the average daily net assets of Short/Intermediate Bond Fund and Tax-Exempt Bond Fund, respectively. For the fiscal year ended December 31, 2011, the Adviser paid Harris $181,019 and $263,317, respectively, in aggregate subadvisory fees for its services with regard to Short/Intermediate Bond Fund and Tax-Exempt Bond Fund.

The New Subadvisory Agreement

The terms of the new Subadvisory Agreement and the Subadviser’s obligations thereunder are substantially similar to the Previous Subadvisory Agreement, except for the subadviser, the subadvisory fee, the notice requirement for termination, and the effective date and term of the Agreement. The Subadvisory Agreement provides that it will remain in effect until December 31, 2013, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Disinterested Trustees, specifically approves its

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continuance at least annually. The Subadvisory Agreement would be subject to termination by VIA or the Subadviser upon 30 days’ written notice and would terminate automatically in the event of its assignment and/or, with respect to either Fund, in the event of termination of that Fund’s Investment Advisory Agreement with VIA.

The Subadvisory Agreement would provide that the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from a Fund; provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to that Fund, except for willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreement, except to the extent otherwise provided by law.

Subadvisory Fee

Under the Subadvisory Agreement, VIA will pay a subadvisory fee to the Subadviser consisting of a monthly fee computed at the rate of 50% of the net advisory fee. Currently, the net advisory fee would be 0.55% for Short/Intermediate Bond Fund and 0.45% for Tax-Exempt Bond Fund, as calculated based on the average daily net assets of each Fund (i.e., the Subadviser would receive 0.275% and 0.225% of the average daily net assets of Short/Intermediate Bond Fund and Tax-Exempt Bond Fund, respectively). The subadvisory fee under the Subadvisory Agreement is therefore expected to decrease as a result of the proposed change of subadviser. The fees paid under the Previous Subadvisory Agreement for the last fiscal year are higher than what would have been paid if the Subadvisory Agreement would have been in effect over that time period. The following table shows the actual aggregate subadvisory fee paid by VIA for the fiscal year ended December 31, 2011 under the Previous Subadvisory Agreement and what the aggregate subadvisory fee would have been if the subadvisory fee under the Subadvisory Agreement had been in effect during that period:

Fund	Actual Aggregate Subadvisory Fee paid under the Previous Subadvisory Agreement for Fiscal Year Ended December 31, 2011	Pro Forma Aggregate Subadvisory Fee paid under the Subadvisory Agreement for Fiscal Year Ended December 31, 2011	% Difference Between Actual and Pro Forma Aggregate Subadvisory Fees
Short/Intermediate Bond Fund	$181,019	$155,894	(14%)
Tax-Exempt Bond Fund	$263,317	$216,231	(18%)

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The fees shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of each Fund shall be calculated as set forth in the then current registration statement of the Fund.

As with the Previous Subadvisory Agreement, a Fund would not pay the subadvisory fee under the Subadvisory Agreement. The Advisory Agreement between the Trust and the Adviser relating to each Fund would remain in effect, and the fees payable to the Adviser by the Funds under the Advisory Agreement would not change, so there would be no increase in the advisory fees paid by the Fund as a result of the subadvisory fees paid under the Subadvisory Agreement.

INFORMATION ABOUT VIA

VIA is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus is an independent, publicly traded company that operates a multi-manager asset management business. As of December 31, 2011, Virtus’ affiliated investment advisers had in aggregate approximately $34.6 billion in assets under management.

VP Distributors, LLC, another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Virtus Mutual Funds’ shares and as administrative agent and transfer agent for the Virtus Mutual Funds. The Funds paid VP Distributors $886,294 during the last fiscal year for performing these services for the Funds. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103.

VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 70 years. As of December 31, 2011, VIA had approximately $20.8 billion in assets under management. VIA currently serves as investment adviser to two other funds that are managed similarly to Virtus Short/Intermediate Bond Fund. VIA does not manage any funds that are managed similarly to Virtus Tax-Exempt Bond Fund. For the fiscal year ended December 31, 2011, VIA was paid $311,786 and $432,462, respectively, in aggregate investment advisory fees for its services with regard to Short/Intermediate Bond Fund and Tax-Exempt Bond Fund.

The following persons serve as the principal executive officers of VIA at the address for VIA listed above and (except for Messrs. Angerthal and Fusco) also serve as Officers of the Trust: George R. Aylward, President and Chairman;

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Francis G. Waltman, Director and Executive Vice President; Michael A. Angerthal, Executive Vice President and Treasurer; Mark S. Flynn, Executive Vice President and General Counsel; David E. Fusco, Vice President and Chief Compliance Officer; and Kevin J. Carr, Senior Vice President and Clerk.

MORE INFORMATION ABOUT THE SUBADVISER

Newfleet Asset Management, LLC has locations at 100 Pearl Street, Hartford, CT 06103 and 909 Montgomery Street, San Francisco, CA 94133 . The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, and is a wholly-owned indirect subsidiary of Virtus. The Subadviser acts as subadviser for mutual funds and manages fixed income assets for individuals and institutions. As of December 31, 2011, the Subadviser had approximately $8.1 billion in assets under management.

The following individuals will serve as portfolio managers for the Short/Intermediate Bond Fund:

•

David L. Albrycht, CFA, serves as Chief Investment Officer—Multi-Sector Strategies and Senior Portfolio Manager. Prior to joining the Subadviser in 2011, Mr. Albrycht was executive managing director and senior portfolio manager of Goodwin Capital Advisors (“Goodwin”), an investment management company that was a subsidiary of Phoenix Life Insurance Company and previously an affiliate of VIA.

•	Benjamin Caron, CFA, serves as Managing Director and Portfolio Manager. Prior to joining the Subadviser in 2011, Mr. Caron was on the fixed income team at Goodwin.

The following individuals will serve as portfolio managers for the Tax-Exempt Bond Fund:

•

Timothy M. Heaney, CFA, serves as Senior Portfolio Manager—Municipal Securities. Prior to joining the Subadviser in 2011, Mr. Heaney served as Senior Vice President and Portfolio Manager, Fixed Income of VIA (2008 to 2011). Previously, he was associated with Goodwin (2007 to 2008), and was also Managing Director, Fixed Income (1997 to 2007), Director, Fixed Income Research (1996 to 1997) and Investment Analyst (1992 to 1996) of VIA. Mr. Heaney manages high net worth municipal bond portfolios for the Subadviser and institutional municipal bond portfolios for Virtus’ affiliated manager, Duff & Phelps Investment Management Co.

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•

Lisa H. Leonard serves as Portfolio Manager—Municipal Securities. Prior to joining the Subadviser in 2011, Ms. Leonard served as Vice President and Portfolio Manager, Fixed Income of VIA (2008 to 2011). Previously, she was associated with Goodwin (2007 to 2008), and was also Director, Municipal Research (1998 to 2007), Director, Investment Operations (1994 to 1998) and Fixed Income Trader (1987 to 1993) of VIA. Ms. Leonard manages high net worth municipal bond portfolios for the Subadviser and institutional municipal bond portfolios for Virtus’ affiliated manager, Duff & Phelps Investment Management Co.

The following persons serve as the principal executive officers and directors of the Subadviser at the address for the Subadviser listed above:

Name	Position Held With the Subadviser	Principal Occupation
George R. Aylward	President and Chief Executive Officer	Director, President and Chief Executive Officer of Virtus Investment Partners, Inc.

David L. Albrycht	Chief Investment Officer—Multi-Sector Fixed Income Strategies	Chief Investment Officer—Multi-Sector Fixed Income Strategies of the Subadviser

Michael A. Angerthal	Executive Vice President and Chief Financial Officer	Executive Vice President, Chief Financial Officer and Treasurer of Virtus Investment Partners, Inc.

Mark S. Flynn	Executive Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of Virtus Investment Partners, Inc.

David E. Fusco	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer of VIA, the Subadviser and other Virtus-affiliated investment advisers

Francis G. Waltman	Executive Vice President	Executive Vice President, Product Development of Virtus Investment Partners, Inc.

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The Subadviser serves as investment subadviser to the following registered funds that have a similar investment objective to the Funds:

Name	Total Assets Under Management (as of March 31, 2012)	Subadvisory Fee
Virtus Multi-Sector Short-Term Bond Fund		50% of net investment management fee (Management fee is 0.55% of first $1 billion; 0.50% of next $1 billion and 0.45% over $2 billion.)

Virtus Multi-Sector Fixed Income Fund		50% of net investment management fee (Management fee is 0.55% of first $1 billion; 0.50% of next $1 billion and 0.45% over $2 billion.)

The Subadviser has not waived or reduced its fees under the applicable contract for the above named funds.

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Basis for the Board’s Recommendation

The Board believes that each Fund’s shareholders can benefit from management of the Fund’s assets by the Subadviser, which has a proven history of fixed income investment strategies. The Board noted that, among the changes to each Fund’s current principal investment strategies that would occur if the Subadvisory Agreement is approved, the Subadviser uses a proprietary model based on fundamental investment analysis, rather than the quantitative model used by Harris. Short/Intermediate Bond Fund is also expected to be managed more conservatively by the Subadviser as compared to how it was managed by Harris, with shorter duration and average maturity. Following is a comparison of the changes in each Fund’s investment strategies and principal risks upon the change from Harris to the Subadviser:

Virtus Short/Intermediate Bond Fund - Principal Investment Strategies

Harris	Subadviser

Under normal circumstances, the fund invests at least 80% of its assets in bonds with a short/intermediate-term average maturity. “Bonds” are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund’s policy of investing at least 80% of its assets in short/intermediate bonds may be changed only upon 60 days’ written notice to shareholders.

The fund generally invests in investment-grade securities. Investment-grade securities are those with credit ratings, at the time of acquisition, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality.

Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers. The fund’s average duration will range from one to three years. Principally, the fund invests in investment-grade securities, which are securities rated at the time of investment within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund may invest up to 20% of its total assets in below investment grade rated securities at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.

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The fund may invest in bonds and debentures, U.S. Government securities, U.S. dollar-denominated debt obligations of foreign governments, mortgage-backed and asset-backed securities, municipal securities, zero-coupon securities, other floating/variable-rate obligations, and options and interest-rate futures contracts.

The fund normally maintains a dollar-weighted average maturity (or average life with respect to mortgage-backed and asset-backed securities) of between two and five years.

The fund seeks to achieve its objective by applying a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the bond markets. Under normal circumstances, the Fund’s investments will include some or all of the following:

•    Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations, real estate mortgage investment conduits and other pass-through securities;

•    Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•    Investment grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), including short-term securities; and

•    High yield debt instruments, including bank loans (which are generally floating-rate)

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.

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The fund employs active sector rotation and disciplined risk management to portfolio construction. The fund seeks diversification among various sectors of the fixed income markets, which may include some or all of the following: corporate investment grade; corporate high yield; bank loans; non-agency commercial mortgage-backed securities; agency and non-agency residential mortgage-backed securities; non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

The fund’s investable assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The Subadviser then typically selects particular investments using a bottom-up, fundamental research driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the Subadviser believes offer the best potential to achieve the fund’s investment objective of providing a high level of total return, including a competitive level of current income, while preserving capital. The Subadviser seeks to adjust the proportion of fund investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns.

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Principal Risks

Harris	Subadviser

Borrowing Risk. The risk that the costs of borrowing may exceed the income from investments made with such leverage.

Call Risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

Foreign Investing Risk. The risk that the prices of the foreign securities may be more volatile that those of their domestic counterparts.

Income Risk. The risk that income received from the fund will vary widely over the short-and long-term.

Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Call Risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

Emerging Market Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

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Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

U.S. Government Securities Risk. The risk that the U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

U.S. Government Securities Risk. The risk that the U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Virtus Tax-Exempt Bond Fund - Principal Investment Strategies

Harris	Subadviser
Under normal circumstances, the fund invests at least 80% of its assets in tax-exempt bonds, generally municipal securities with varying maturities. These securities generate income that is exempt from federal income tax and not subject to the federal alternative minimum tax. This policy is fundamental and may only be changed by shareholder approval. The fund may also invest in securities that generate income that is not exempt from federal or state income tax and is subject to the federal alternative minimum tax.	Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in bonds of varying maturities, the income from which is exempt from federal income tax and not subject to the federal alternative minimum tax. The term “bonds” includes municipal bonds, notes and lease obligations and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, including Puerto Rico, Guam and the U.S. Virgin Islands.

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Income exempt from federal or state income tax may be subject to state or local income tax. Any capital gains distributed by the fund may be taxable.

The fund will normally purchase only securities that are investment grade.

The subadviser employs:

•    interest rate risk management techniques to temper the potential negative impact of interest rate increases on the fund’s share price; and

•    credit analysis to determine whether the municipalities issuing the bonds are likely to repay their debt.

The fund also may invest in U.S. Government securities and securities with various forms of credit enhancement (such as bank letters of credit). The fund may buy and sell options and interest rate futures contracts to hedge against declines in the value of portfolio securities.

In pursuit of higher income, the subadviser normally favors longer-term bonds that typically mature in ten years or more. In exchange for this higher potential income, investors may experience higher share-price volatility than would occur through investments with shorter maturities.

Debt obligations may be of any maturity and will be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality.

Securities are selected using an analytical approach that focuses on the relative value of the security considering its credit rating, coupon rate, call features, maturity and average life.

Issuers are selected based on sector (utility, healthcare, transportation, etc.), and the geographic opportunity presented by areas and regions that are experiencing economic stability.

The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities, as well as municipal bonds subject to the federal alternative minimum tax. Income from these investments may be subject to federal, state and local taxes.

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Principal Risks

Harris	Subadviser

Borrowing Risk. The risk that the costs of borrowing may exceed the income from investments made with such leverage.

Call Risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

Income Risk. The risk that income received from the fund will vary widely over the short- and long-term.

Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Municipal Bond Market Risk. The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the fund’s investments to decrease in value.

Call Risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

Income Risk. The risk that income received from the fund will vary widely over the short- and long-term.

Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Municipal Bond Market Risk. The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the fund’s investments to decrease in value.

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Tax-Exempt Securities Risk. The risk that tax-exempt securities may not provide a higher rate of return than taxable securities.

Tax Liability Risk. The risk that noncompliant conduct by a municipal bond issuer, or certain adverse interpretations or actions by a government or tax authority, could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.

Tax-Exempt Securities Risk. The risk that tax-exempt securities may not provide a higher rate of return than taxable securities.

Tax Liability Risk. The risk that noncompliant conduct by a municipal bond issuer, or certain adverse interpretations or actions by a government or tax authority, could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.

In evaluating, approving, and recommending to each Fund’s shareholders that they approve this proposal, the Board of Trustees requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with the Subadviser would be in the best interests of each Fund and its shareholders. The Board considered all the criteria separately with respect to each Fund and its shareholders. Prior to making its final decision for each Fund, the Disinterested Trustees met with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:

•

the nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees also had the benefit of a presentation made by the Subadviser’s senior management personnel, including the proposed portfolio managers for each Fund, where a number of topics, including the Subadviser’s history, investment process, investment strategies, diversification, assets under management, personnel, compliance procedures and the firm’s overall performance, were reviewed and discussed. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed

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biographical information for each portfolio manager of the Subadviser who would be providing services under the Subadvisory Agreement and noted the breadth and depth of experience presented with the proposed portfolio managers of Short/Intermediate Bond Fund and Tax-Exempt Bond Fund, respectively, having a combined 41 years and 47 years of cumulative experience in the financial industry. In considering the approval of the Subadvisory Agreement, therefore, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial position of the Subadviser; (c) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices;

•

the rate of the investment subadvisory fee that would be paid by VIA (and not the Fund) under the Subadvisory Agreement, which would be less than the subadvisory fee paid under the Previous Subadvisory Agreement, and the advisory fee paid by each Fund, which would remain unchanged from the fees paid under the Advisory Agreement;

•

the prior performance of comparable registered funds managed by the Subadviser with substantially similar investment objectives, strategies and policies as the Short/Intermediate Bond Fund will have under the Subadviser, which outperformed the Fund over the one-, three-, five- and ten-year periods ended December 31, 2011. While the comparable funds underperformed the Barclays Capital U.S. Intermediate Aggregate Bond Index for the one- and five-year periods, they outperformed the Index for the three- and ten-year periods;

•

the prior performance of a composite of intermediate tax-exempt portfolios managed by the Subadviser with substantially similar investment objectives, strategies and policies as the Tax-Exempt Bond Fund will have under the Subadviser, which composite underperformed the Fund and the Barclays Capital Municipal Bond Index over the one-, three- and five-year periods ended December 31, 2011. The Subadviser explained that the composite was constrained by investing in higher rated securities and investments were limited to intermediate municipal bonds; and

•

the fact that there are no other tangible benefits to the Subadviser in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.

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In considering the profitability to the Subadviser of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement were paid by VIA out of the advisory fees that it receives under the Advisory Agreement, and that the subadvisory fees would be paid at levels below those paid under the Previous Subadvisory Agreement. For these reasons, the profitability to the Subadviser of its relationship with the Funds was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Funds to be a material factor in its consideration at this time. Based on all the foregoing considerations, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of each Fund’s assets by the multi-sector fixed income investment team of the Subadviser.

Required Vote

Approval of the Subadvisory Agreement with the Subadviser with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all of the Fund’s share classes voting together. Under the 1940 Act, a majority of a Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities (a “Majority Vote”). If the new Subadvisory Agreement is not approved by either Fund, the Board of Trustees will consider what options available to that Fund would be in the best interests of shareholders.

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SHARE OWNERSHIP INFORMATION

As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of each Fund.

	Shareholder	Shares	Percent
Virtus Short/Intermediate Bond Fund
Class A

Class C

Class I

Virtus Tax-Exempt Bond Fund
Class A

Class C

Class I

PORTFOLIO TRANSACTIONS

The Funds do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of a Fund may participate in brokerage commissions. The Funds do not conduct portfolio transactions through affiliated brokers.

OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.

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Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY                     , 2012 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

Name:	Kevin J. Carr
Title:	Secretary
Virtus Insight Trust

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VIRTUS INSIGHT TRUST

Virtus Short/Intermediate Bond Fund

Virtus Tax-Exempt Bond Fund

SUBADVISORY AGREEMENT

May     , 2012

Newfleet Asset Management, LLC

100 Pearl Street, 9th Floor

Hartford, CT 06103

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Insight Trust (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940 (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the Virtus Short/Intermediate Bond Fund and Virtus Tax-Exempt Bond Fund (collectively, sometimes hereafter referred to as the “Series”).

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Newfleet Asset Management, LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3.	Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.

In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any Series transactions for the Designated Series with a broker or dealer that is (i) an “affiliated person” (as defined in the Act) of the Fund, the Subadviser, any subadviser to any other Series of the Fund, or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser, and applicable policies and procedures.

D.	Consistent with its fiduciary obligations to the Fund in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.	Proxies.

A.	Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Series.

7.

Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.	Information and Reports.

A.	The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Except as otherwise stated in this Agreement, the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information , or a material breach of any laws, rules, regulations or orders applicable to the Designated Series, and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11.	Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

B.	It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

C.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

D.

It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

E.	The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Designated Series.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Insight Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Series as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2013. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

17.	Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties with respect to events occurring prior to such termination. In the event that this Agreement is terminated pursuant to the immediately preceding sentence with respect to some but not all of the Designated Series, this Agreement shall remain in full force and effect in accordance with its terms with respect to each of the remaining Designated Series with respect to which it has not been terminated.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Virtus or the Fund at:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, Connecticut 06103

Attn: Kevin J. Carr

Telephone: (860) 263-4791

Facsimile: (860) 241-1024

E-mail: kevin.carr@virtus.com

(b)	To the Subadviser at Newfleet Asset Management, LLC:

Newfleet Asset Management, LLC

100 Pearl Street, 9th Floor

Hartford, CT 06103

Attn: Kevin J. Carr

Telephone: (860) 263-4791

Facsimile: (860) 241-1024

E-mail: kevin.carr@virtus.com

21.	Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.

Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser’s directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such

Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser’s reckless disregard of its obligations and duties hereunder.

23.	Receipt of Disclosure Document. The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

VIRTUS INSIGHT TRUST

By:
Name: George R. Aylward
Title: President

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name: Francis G. Waltman
Title: Executive Vice President

ACCEPTED:

NEWFLEET ASSET MANAGEMENT, LLC

By:
Name: George R. Aylward
Title: President

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to The Bank of New York Mellon (the “Custodian”) and BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”) for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. When necessary, trade information for executed trades can be sent to the Sub-Accounting Agent on trade date +1 by 11:00 a.m. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply.) The necessary information can be sent via facsimile machine or electronic delivery to the Custodian and by facsimile machine or batch files to the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

1.	Purchase or sale;

2.	Security name;

3.	CUSIP number, ISIN or Sedols (as applicable);

4.	Number of shares and sales price per share or aggregate principal amount;

5.	Executing broker;

6.	Settlement agent;

7.	Trade date;

8.	Settlement date;

9.	Aggregate commission or if a net trade;

10.	Interest purchased or sold from interest bearing security;

11.	Other fees;

12.	Net proceeds of the transaction;

13.	Exchange where trade was executed;

14.	Identified tax lot (if applicable); and

15.	Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;

B.	The terms and conditions of the order and of any modifications or cancellations thereof;

C.	The time of entry or cancellation;

D.	The price at which executed;

E.	The time of receipt of a report of execution; and

F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund,

(b)	The Adviser,

(c)	The Subadviser, and

(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.	Records as necessary under Board approved Virtus Mutual Funds policies and procedures, including without limitation those related to valuation determinations.

*	Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

(a) For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, at the annual rate stated below. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

(b)

Name of Series	Proposed Subadvisory Fee to be Paid by VIA to Newfleet
Virtus Short/Intermediate Bond Fund	50% of the net advisory fee
Virtus Tax-Exempt Bond Fund	50% of the net advisory fee

For this purpose, the “net advisory fee” means the advisory fee paid to the Adviser after accounting for any applicable fee waiver and/or expense limitation agreement, which shall not include reimbursement of the Adviser for any expenses or recapture of prior waivers. In the event that the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount. However, because the Subadviser shares the fee waiver and/or expense assumption equally with the Adviser, if during the term of this Agreement the Adviser later recaptures some or all of the fees so waived or expenses so assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser 50% of the amount recaptured.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e)	Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f)	Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

Virtus Short/Intermediate Bond Fund

Virtus Tax-Exempt Bond Fund

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2012

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Virtus Short/Intermediate Bond Fund (the “Fund”), a series of Virtus Insight Trust (the “Trust”), revoking previous proxies, hereby appoints Mark S. Flynn, Jennifer S. Fromm and Ronnie Kryjak, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on May 15, 2012, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet:  [www.proxy-direct.com]

Vote via the telephone:  [1-800-337-3503]

NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

_____________________________________
Signature and Title, if applicable

_____________________________________
Signature (if held jointly)

_________________________________, 2012
Date

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

Virtus Short/Intermediate Bond Fund

VOTING OPTIONS

READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

COMPUTER	TELEPHONE	LETTER	ATTENDANCE

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON

LOG ON TO:	CALL [1-800-337-3503]	VOTE, SIGN AND DATE	ATTEND SHAREHOLDER MEETING

[www.proxy-direct.com] FOLLOW THE ON-SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	THIS PROXY CARD AND RETURN IN THE POSTAGE-PAID ENVELOPE	100 PEARL STREET HARTFORD, CT ON MAY 15, 2012

IF YOU VOTE THROUGH THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposal.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:  ☒

1.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and Newfleet Asset Management, LLC

FOR ☐	AGAINST ☐	ABSTAIN ☐

2

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2012

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Virtus Tax-Exempt Bond Fund (the “Fund”), a series of Virtus Insight Trust (the “Trust”), revoking previous proxies, hereby appoints Mark S. Flynn, Jennifer S. Fromm and Ronnie Kryjak, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on May 15, 2012, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet:  [www.proxy-direct.com]

Vote via the telephone:  [1-800-337-3503]

NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

_____________________________________
Signature and Title, if applicable

_____________________________________
Signature (if held jointly)

_________________________________, 2012
Date

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

3

Virtus Tax-Exempt Bond Fund

VOTING OPTIONS

READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

COMPUTER	TELEPHONE	LETTER	ATTENDANCE

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON

LOG ON TO:	CALL [1-800-337-3503]	VOTE, SIGN AND DATE	ATTEND SHAREHOLDER MEETING

[www.proxy-direct.com] FOLLOW THE ON-SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	THIS PROXY CARD AND RETURN IN THE POSTAGE-PAID ENVELOPE	100 PEARL STREET HARTFORD, CT ON MAY 15, 2012

IF YOU VOTE THROUGH THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposal.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:  ☒

1.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and Newfleet Asset Management, LLC

FOR ☐	AGAINST ☐	ABSTAIN ☐

4